UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2006

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our real estate lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short and long-term interest rates, levels of non-performing assets and other loans of concern, and operating results, the economic impact of any terrorist actions on our loan originations and loan repayments and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2006 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials of ITLA Capital Corporation.

2
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	May 11, 2006	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

end

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

NASDAQ: "ITLA"

www.itlacapital.com

March 31, 2006

Index

Forward Looking Statements

- "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending platform and operation challenges inherent in implementing this strategy, fluctuations in interest rates and changes in the relative differences between short and long-term interest rates, levels of non-performing assets and other loans of concern, and operating results, the economic impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2006 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- Primary focus is commercial and multi-family real estate lending – 56% of outstanding real estate loans are secured by properties in California
- National lending platform now serves a growing customer base through twenty lending offices located in the Western United States, the Southeast, the Mid-Atlantic states, the Ohio Valley, the Metro New York area, and New England
- Deposits totaled $1.8 billion as of March 31, 2006, serviced through seven retail branches located in California and Nevada, and offering a full compliment of commercial and consumer banking products and services
- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003

Corporate Overview

- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to $3.2 billion at March 31, 2006
- ICB rated CMBS primary servicer of "CPS3 Small Loans" by Fitch Ratings effective May 26, 2004
- Became a Fannie-Mae approved "M-Flex" lender in February 2005. As an "M-Flex" lender, ICB originates and services small, fixed rate multi-family loans for Fannie Mae

Financial Highlights

- 10 consecutive years of record profitability from core operations
- Loan production totaling $7.3 billion with 36 bps of losses since IPO
- Operating efficiencies averaging 40.75% of net revenues and 1.97% of average assets since becoming a public company
- Realized approximately $30 million of pretax income through a strategic alliance with Household International during 2003 and 2004 in connection with their Tax Refund Lending and Private Label revolving credit units

Financial Highlights

- Value oriented acquirer
  - Acquired the ICCMAC Trust in 2000 for 1.02 times book value, adding approximately $250 million of assets
  - Acquired the Asahi Bank of California in 2002 for 1.2 times book value, adding approximately $50 million of assets
  - Acquired The Lewis Horwitz Organization in 2002 for 1.01 times book value, adding approximately $100 million of assets
- Issued $86.3 million of insured asset-backed notes with AAA and Aaa rating in connection with the securitization of non-conforming residential loan portfolio in 2002

Financial Highlights

- During the period from January 2000 to March 2006, ITLA's shares have increased approximately 284% while the NASDAQ Composite has fallen by approximately 43%
- Retired 38% of outstanding common stock and returned $96.1 million of capital to shareholders through Common Stock Repurchase Program
- Declared a quarterly cash dividend of $0.15 per share on March 14, 2006 for the first time in the Company's history
- Raised additional capital through the issuance of $86.6 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Net Income

Operating Performance

Dollars in Millions


$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$30.6
$24.1
$6.3
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 (3 mos)

Diluted EPS	$1.36	$1.57	$1.89	$2.21	$2.51	$2.72	$3.16	$4.55	$4.75	$4.04	$1.10 (3 mos)

Return on Average Equity

Operating Performance



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
15.44%
12.12%
12.52%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Return on Average Assets

Operating Performance



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1.47%
0.90%
0.86%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Asset Growth – Total Assets

Operating Performance

Substantially All Asset Growth Achieved Organically with Only $3.1 Million of Goodwill



Dollars in Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$2,320
$3,051
$3,155
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Associate Count: 158 141 165 151 114 124 133 178 230 249 253 257

Book Value

Operating Performance



Dollars in Millions
$240
$200
$160
$120
$80
$40
$0
$39
$89
$99
$106
$124
$134
$138
$157
$187
$195
$204
$204
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Book Value Per Share:	$9.48	$11.35	$12.91	$14.77	$17.22	$20.05	$23.54	$27.11	$31.30	$35.09	$37.85	$38.68

Summary of Annual Loan Production

Lending Operations

Total Cumulative Production of $7.3 Billion

Total Cumulative Losses of 36 Basis Points



Dollars in Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$1,017
$1,643
$301
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 (3 mos)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Loan Portfolio

Lending Operations

Dollars in Millions
(Excludes Loans held for Sale)


$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$448
$662
$814
$891
$971
$1,285
$1,311
$1,471
$1,539
$1,829
$2,567
$2,661
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Composition of Loan Portfolio

Lending Operations

Dollars in Millions

REAL ESTATE LOANS		
Multi-Family	$1,568	
Construction	312	
Office	132	
Retail	127	
Warehouse/Storage	92	
Residential	88	
Mixed Use	74	
Special Purpose/Other	66	
Hotel	50	
Mobile Home Park	40	
Assisted Living	20	
Land	12	
		2,581
COMMERCIAL LOANS		
Film Finance	57	
Other	23	
		80
Grand Total		$2,661




2003 ACADEMY AWARD WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER
BASED ON A TRUE STORY
"This is one of the greatest performances in the history of the cinema."



Real Estate Lending Products

- Structured Finance
  - Maximum 75% LTV, Minimum 1.20 DCR LIBOR or Prime Floaters
  - Structured Underwriting to Accommodate "Non-conforming" Loans
  - Holdbacks, Earnouts, Construction

- Express Multi-Family
  - Maximum 80% LTV, Minimum 1.20 DCR LIBOR Floaters, 3/1 Hybrid, 5/1 Hybrid, Fixed Term
  - Efficient Underwriting Process with Goal of 30-Day Closing

Imperial Capital Bank Offices

Lending Operations

Branch and Lending Offices


WASHINGTON
OREGON
MONTANA
IDAHO
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
TEXAS
MINNESOTA
WISCONSIN
MICHIGAN
IOWA
ILLINOIS
INDIANA
OHIO
MISSOURI
KENTUCKY
ARKANSAS
TENNESSEE
MISS
ALABAMA
GEORGIA
LOUISIANA
FLORIDA
WV
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
PENN
NEW YORK
VT
NH
MAINE
MASS
RI
CONN
NEW JERSEY
DELAWARE
MARYLAND

Locations

Beverly Hills, CA
Century City, CA
Costa Mesa, CA
Encino, CA
Glendale, CA
La Jolla, CA
Sacramento, CA
San Diego, CA
San Francisco, CA
Walnut Creek, CA
Woodland Hills, CA
Carson City, CA
Scottsdale, AZ
Draper, UT
Austin, TX
Houston, TX
Dallas/Ft. Worth, TX
Youngstown, OH
Columbia, MD
West Palm Beach, FL
Atlanta, GA
Fairfield, CT
Red Bank, NJ
New York, NY
Philadelphia, PA
Boston, MA

Area Breakdown

- Lending Offices
- Regional Offices
- Pending Regional office
- Pending Offices

◆ Western ◆ Eastern

Collateral – Real Estate Loans

Northern California

$536 / 21%



California

$1,438 / 56%

Southern California

$902 / 35%



Non-California

$1,144 / 44%

Net Interest Spread Summary

Lending Operations



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.10%
3.56%
3.13%
2.81%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Yield and Spread Summary

Lending Operations



RAL Season
RAL Season
8.00%
4.93%
4.74%
5.61%
6.82%
6.85%
5.27%
5.83%
6.04%
6.17%
6.65%
6.60%
6.60%
6.67%
7.06%
3.07%
2.72%
2.64%
2.84%
2.75%
2.56%
2.52%
2.52%
2.61%
3.02%
3.21%
3.38%
3.54%
4.25%
2.02%
2.97%
3.98%
4.10%
2.71%
3.31%
3.52%
3.56%
3.63%
3.39%
3.22%
3.13%
2.81%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
3/31/05
6/30/05
9/30/05
12/31/05
3/31/06
Avg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

Charge-Off Experience

Loan Loss Summary



Charge-Offs as a Percent of Average Loans
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.27%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
0.16%
0.09%
-0.14%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Non-Performing Assets to Total Assets

Loan Loss Summary



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.08%
1.46%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
0.63%
0.92%
0.89%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Branch Network

Deposit Services


Carson City
NV
San Francisco
CA
Glendale
Encino
Beverly Hills
Costa Mesa
San Diego

(in Millions)

Branch Locations in Major California Cities with Favorable Demographics

Money Desk	$ 408
Beverly Hills	236
San Francisco	221
Costa Mesa	217
Encino	215
Glendale	182
San Diego	150
Internet	114
Carson City	67
	$1,810

Building Transaction Accounts After Conversion From Industrial Bank

CDs	$1,473
Money Market	198
Savings and IRA	94
Checking	45
	$1,810

E-Banking Products and Services

Fully Interactive E-Banking for Businesses

Deposit Services

Business Banking

- Balance and Transaction Reporting
- Check Services (Images, Photocopy Requests, Reorder, Stops)
- Account Reconciliation
- Online Inquiries and Research Requests
- VISA® Credit and Debit Card Programs
- Merchant Card Services

www.imperialcapitalbank.com



Account Summary - Microsoft Internet Explorer
File Edit View Favorites Tools Help
Back Search Favorites
Address https://www.icbizbanker.com/onlineserv/CM/olaa.cgi?state=summary
ADMINISTRATION
BALANCE REPORTING
ONLINE SERVICES
EMAIL
HELP
IMPERIAL CAPITAL BANK
Account Summary
Information valid as of Wednesday, March 02, 2005 at 04:34 PM PST
Liquidity Summary
Description Type
Account Number
Current Balance
Ledger Balance
Available Balance
Collected Balance
More Info
Stmt
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
0.00 0.00 100,439.74 0.00
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
100,439.74 100,439.74 100,439.74 100,439.74
Totals: 100,439.74 100,439.74 100,439.74
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E-Banking Products and Services

Deposit Services

Fully Interactive E-Banking for Consumers


IMPERIAL CAPITAL BANK
PERSONAL
BUSINESS
LENDING
Where financial opportunities begin.
Great Rates on Certificates of Deposit
Personal Banking
Business Banking
Lending Services / Products
Today's Rates

Personal Banking

- Activity Reporting
- Download Capabilities
- Check Services (Images, Reorder, Stops)
- New Accounts
- Online Inquiries and Transfers
- VISA® Credit and Debit Card Programs
- Residential Loans (CA Only)
- Imperial Capital Cash Line of Credit

Assets and Revenue Per Associate

Operating Efficiency

Dollars in Millions


Average Assets per Associate
$11.84
$4.60
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
As of 3/31/06
ITLA
Average of FDIC-Insured Comm'l Banks with Asset of $1-3 Billion


Revenue per Associate
$0.21
$0.08
$0.24
$0.20
$0.16
$0.12
$0.08
$0.04
$0.00
For the 3 months ended 3/31/06

Efficiency Ratio Comparison

Operating Efficiency



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
56.40%
55.62%
51.75%
53.01%
45.10%
36.20%
41.96%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
42.87%
47.08%
50.95%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
ITLA Capital Corporation
All Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion effective 1/1/03

Source: SNL Financial

Excess Capital Summary

Regulatory Capital

Dollars in thousands


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,385
$62,325
$113,576
$83,533
$99,485
$63,102
$102,288
$53,797
$100,024
$49,161
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

History of Stock Repurchases

Stock Performance

ITLA has repurchased 3.3 million shares returning $96.1 million of capital to Shareholders, effectively retiring all of the Company's paid-in-capital.

Dollars in Millions


900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
152,500
539,000
68,000
504,019
809,700
93,600
24,082
678,601
431,738
132,781
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 (3 mos)

Total Capital Returned to Shareholders	$2.3	$8.2	$0.5	$7.7	$14.8	$2.3	$1.1	$30.3	$22.6	$6.2 (3 mos)

Stock Price Performance

Stock Performance



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
$19.13
$20.39
$33.23
$50.10
$58.79
$48.85
$48.22
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
3/31/06
ITLA Capital Corporation
NASDAQ Composite Index

P/E Ratio Comparison

Stock Performance



20.0
16.0
12.0
8.0
4.0
0.0
2001
2002
2003
2004
2005
2006
19.2
18.9
19.0
16.9
12.9
13.4
17.7
16.4
15.4
16.1
13.4
11.8
12.4
12.1
10.6
11.0
11.0
7.7
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Strategic Overview

- National Lending Platform Expansion
  - Structured Commercial Real Estate Lending
  - Small Balance Multi-family Lending
  - FNMA M-Flex Program
  - Fitch Rating of ICB Loan Service Operations
  - Investment in technology to drive customer service and operating efficiency
- Banking Products and Services
  - Demand Account Generation
  - Technology Driven Products and Services
- Cross Selling Opportunities
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- Strategic Acquisitions